Exhibit 99.1

EXECUTION VERSION

COMPENSATION AGREEMENT

This COMPENSATION AGREEMENT (this “Agreement”) is made and entered into as of April 20, 2012 (the “Effective Date”), by and between AFOS, LLC, a Delaware limited liability company (“AFOS”), and Optimer Pharmaceuticals, Inc., a Delaware corporation (“Optimer”) (each individually may be hereinafter referred to as a “Party” and collectively referred to as the “Parties”).

RECITALS

WHEREAS, Optimer and an affiliate of AFOS (“Service Provider”) entered into an agreement on May 7, 2010, an addendum, dated January 27, 2012, and an amendment to such addendum, dated on or about the date hereof (collectively, the “Services Agreement”), pursuant to which Service Provider agreed to provide certain services (the “Services”) to Optimer;

WHEREAS, Optimer and Service Provider have agreed that a portion of Service Provider’s compensation for the Services shall be in the form of 286,260 shares of common stock, $0.001 par value, of Optimer (such 286,260 shares of common stock to be issued to AFOS hereunder are referred to as the “Shares”); and

WHEREAS, Service Provider has assigned its right to receive the Shares to AFOS.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I.  THE SHARES

Section 1.01                                Registration Statement.  Prior to the Effective Date, Optimer has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-177709) (the “Registration Statement”) relating to the Shares and the offering and issuance thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).  The Registration Statement, including all documents incorporated therein by reference, including any Current Report on Form 8-K to be filed in connection with the issuance of the Shares, and prospectus supplement, to be filed in connection with the issuance of the Shares pursuant to Rule 424 under the Securities Act, together with all reports and other documents filed by Optimer with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) when considered as a whole, shall hereinafter be referred to as the “SEC Documents”.

Section 1.02                                Delivery of Shares.  On the Effective Date, Optimer shall direct the American Stock Transfer & Trust Company, Optimer’s transfer agent, to issue the Shares to AFOS, in accordance with the delivery instructions which have been separately provided to Optimer.

Section 1.03                                Lock-Up / Transfer of Shares.  Following the Effective Date, AFOS shall not transfer the Shares until the expiration of the “Lock-up Period” applicable to such portion of the Shares set forth on Exhibit A hereto.  Notwithstanding the foregoing, however, Optimer acknowledges and agrees that AFOS shall be entitled to engage in hedging or other similar transactions which could result in AFOS being required to pledge, sell, transfer, deliver or otherwise dispose of all or some portion of the Shares prior to the end of the applicable Lock-up Periods for such Shares.  In addition, Optimer acknowledges and agrees that, at any time, AFOS may transfer the Shares, or any portion thereof, (i) in dispositions not involving a change in beneficial ownership, (ii) to any of AFOS’ affiliates (within the meaning set forth in Rule 405 as promulgated by the Commission under the Securities Act), or (iii) to any of AFOS’ members or former members; provided that, in each case, AFOS shall inform Optimer of such transfer prior to effecting it and each transferee shall enter into a written agreement with Optimer to be bound by and comply with all provisions of this Agreement relating to restrictions on transferring the Shares.  AFOS hereby acknowledges its obligations under applicable U.S. securities laws regarding the possession of material non-public information.  To the extent the Lock-Up Period is not previously expired with respect to all of the Shares, the Lock-Up Period shall expire in its entirety if the Services Agreement or the Services to be provided thereunder is terminated.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF OPTIMER

Section 2.01                                Optimer hereby represents and warrants to AFOS as of the Effective Date that:

(a)                                  Organization; Good Standing; Power.  Optimer and its subsidiaries are duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdiction of organization.  Optimer and its subsidiaries are each duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which its respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and has all corporate power and authority necessary to own or hold its respective properties and to conduct its business as described in the SEC Documents, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties, condition (financial or otherwise), or prospects of Optimer and its subsidiaries taken as a whole.

(b)                                 Authorization; Enforceability.  Optimer has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by Optimer and is a legal, valid and binding agreement of Optimer enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights and remedies of creditors generally and by general equitable principles.

(c)                                  Authorization of Shares.  The Shares, when issued and delivered pursuant to the terms of this Agreement, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, other than, in each case, as provided in this Agreement or the Services Agreement or as may be established by AFOS or its affiliates.  The Shares, when issued, will conform in all material respects to the description of Optimer’s common stock set forth in or incorporated into the Registration Statement.

(d)                                 Listing of Shares.  Optimer’s common stock is currently listed on the NASDAQ Global Market (the “Exchange”) under the trading symbol “OPTR”.  Except as disclosed in the SEC Documents, Optimer has not, in the 12 months preceding the date hereof, received notice from the Exchange to the effect that Optimer is not in compliance with the listing or maintenance requirements of the Exchange.  Except as disclosed in the SEC Documents, Optimer has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.  Trading in the common stock of Optimer has not been suspended on the Exchange.

(e)                                  Compliance with Registration Requirements.  No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to Optimer’s knowledge, are contemplated or threatened by the Commission.

(f)                                    Stock Transfer Taxes.  All stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the issuance and delivery of the Shares hereunder will be, or will have been, fully paid or provided for by Optimer and all laws imposing such taxes will be or will have been fully complied with.

(g)                                 Capitalization.  The issued and outstanding shares of capital stock of Optimer have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement, including all documents incorporated by reference therein, are not subject to any preemptive rights, rights of first refusal or similar rights.  Optimer has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, including all documents incorporated by reference therein, as of the dates set forth therein, and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement, including all documents incorporated by reference therein.  The description of Optimer’s common stock in the Registration Statement, including all documents incorporated by reference therein, is complete and accurate in all material respects.  Except as disclosed in or contemplated by the Registration Statement, including all documents incorporated by reference therein, or as contemplated by this Agreement, as of the date hereof, Optimer does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(h)                                 SEC Documents.  As of their respective filing dates, the Registration Statement (including the SEC Documents incorporated by reference therein) (i) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the respective rules and regulations thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  Optimer has filed in a timely manner all reports required to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act during the 12 calendar months prior to the Effective Date.

Section 2.02                                AFOS hereby represents and warrants to Optimer as of the Effective Date that:

(a)                                  Authorization; Enforceability.  AFOS has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by AFOS and is a legal, valid and binding agreement of AFOS enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights and remedies of creditors generally and by general equitable principles.  The Service Provider has validly transferred its entire right to receive the Shares under the Services Agreement to AFOS, and AFOS has not subsequently transferred such right to receive the Shares, in whole or in part, to any other person or entity.

(b)                                 Acquisition not in connection with a Distribution.  AFOS represents that the Shares are not being acquired with a view to the distribution of any part thereof.

(c)                                  Ownership of Company Securities.  Other than the Shares to be acquired, and the rights provided for, under this Agreement, AFOS does not beneficially own any shares of Optimer’s common stock or any rights to acquire shares of Optimer’s common stock.

Section 2.03                                Survival of Representations and Warranties.  The representations and warranties provided in Sections 2.01 and 2.02 above shall survive the consummation of the transactions contemplated by this Agreement.

ARTICLE III.  MISCELLANEOUS.

Section 3.01                                Obligations of AFOS.  It is agreed and acknowledged by the Parties that AFOS is solely the beneficiary of an assignment of the Service Provider’s right to receive payment under the Service Agreement and shall have no obligations to provide any Services to Optimer.

Section 3.02                                Additional Obligations of Optimer.  Optimer will prepare a prospectus supplement (the “Prospectus Supplement”) and a Current Report on Form 8-K (“Form 8-K”) with respect to the Shares in forms reasonably acceptable to AFOS and its counsel and will file such Prospectus Supplement and Form 8-K with the Commission pursuant to, and within the time periods specified by, the applicable rules and regulation of the Securities Act and Exchange Act.

Section 3.03                                Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  At any time after the Effective Date AFOS may assign this Agreement, in whole or in part, and any of the rights, obligations or benefits arising under this Agreement without the prior consent of Optimer to persons or entities that acquire the Shares in compliance with this Agreement.  Other than pursuant to the preceding sentence, without the prior written consent of the other Party, neither AFOS nor Optimer shall assign, in whole or in part, any of its respective rights, obligations or benefits arising under this Agreement.

Section 3.04                                Governing Law.  This Agreement shall be governed by and be construed in accordance with the laws of the State of California, without regard to its conflict of laws principles.

Section 3.05                                Severability.  If any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

Section 3.06                                Waiver.  No waiver by either Party of any term or breach of this Agreement shall be construed as a waiver of any other term or breach hereof or as a waiver of the same or a similar term or breach on any other occasion.  Any such waiver by a Party shall be valid only if set forth in a written instrument signed on behalf of such Party.

Section 3.07                                Amendment.  No modification or amendment of this Agreement shall be binding upon either Party unless in writing and signed by the Parties hereto.

Section 3.08                                Entire Agreement.  This Agreement, together with all Exhibits attached hereto, constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto regarding the subject matter hereof.  It is agreed and understood that this Agreement shall not be applicable with respect to any services rendered by Service Provider other than the Services.

Section 3.09                                Notices.  All notices, requests, demands, waivers and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered (i) by hand (including by reputable overnight courier), or (ii) by mail (certified or registered mail, return receipt requested to such address as the Party to whom notice is to be given has furnished to the other party in writing.

Section 3.10                                Headings.  The captions of the various articles of this Agreement have been inserted for the purpose of convenience of reference only, and such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

Section 3.11                                Counterparts.  This Agreement may be executed in one or more counterparts, and by facsimile or electronic transmission, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AFOS, LLC

By:	/s/ Bradley G. Kulman
Name: Bradley G. Kulman
Title: Authorized Signatory

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ Pedro Lichtinger
Name: Pedro Lichtinger
Title: President and Chief Executive Officer

EXECUTION VERSION

EXHIBIT A

Shares of Optimer Common Stock	Lock-Up Ending Date
47,710	6 months after Effective Date
47,710	7 months after Effective Date
47,710	8 months after Effective Date
47,710	9 months after Effective Date
47,710	10 months after Effective Date
47,710	11 months after Effective Date